UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 6, 2007
Continucare Corporation
(Exact name of registrant as specified in its Charter)

Florida (State of other jurisdiction or incorporation or organization)	1-12115 (Commission File Number)

7200 Corporate Center Drive, Suite 600, Miami, Florida (Address of principal executive offices)	33126 (Zip Code)
59-2716023
(IRS Employer Identification No.)
(305) 500-2000
(Registrant’s telephone number, including area code)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 6, 2007, the Board of Directors of Continucare Corporation (the “Company”) amended Article Five of the Company’s Amended and Restated Bylaws to allow for the issuance of uncertificated shares of the Company’s capital stock. The Board of Directors adopted this amendment, which became effective on November 6, 2007, in response to new Securities and Exchange Commission rules and American Stock Exchange listing standards which require securities listed on the American Stock Exchange to be eligible for a direct registration system by January 2008.
     The foregoing description of the amendment to the Company’s Amended and Restated Bylaws is qualified in its entirety by reference to the full text of such amendment, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
          Exhibit 3.2     First Amendment to the Amended and Restated Bylaws of Continucare Corporation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2007	CONTINUCARE CORPORATION
	By:	/s/ Fernando L. Fernandez
Fernando L. Fernandez
Senior Vice President — Finance, Chief Financial Officer, Treasurer & Secretary

EXHIBIT INDEX

Exhibit	Description

3.2	First Amendment to the Amended and Restated Bylaws of Continucare Corporation.